UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2012

Power-One, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29454	77-0420182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Calle Plano Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

(805) 987-8741

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02:                                       Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(d)                                 Election of New Director

On July 23, 2012, the Board of Directors of Power-One, Inc. (“Power-One” or the “Company”) increased its size from eight to nine and appointed Hartmut Liebel to serve as a director of the Company and as a member of the Audit Committee.  Mr. Liebel has not been a party to any transaction or currently proposed transaction with the Company (or any of its subsidiaries) that is reportable under Item 404(a) of Regulation S-K.

Item 9.01:                                       Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Description

Exhibit 99.1	Press Release issued by Power-One, Inc. on July 24, 2012 announcing the appointment of Hartmut Liebel to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER-ONE, INC.
(Registrant)

		By:	/s/TINA D. MCKNIGHT
Date:	July 24, 2012		Tina D. McKnight
Senior Vice President, General Counsel and Secretary